EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Themes ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Themes ETF Trust for the period ended March, 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Themes ETF Trust for the stated period.

/s/ Jose Gonzalez		/s/ Dobromir Kamburov
Jose Gonzalez		Dobromir Kamburov
Principal Executive Officer/CEO, Themes ETF Trust		Principal Financial Officer/COO, Themes ETF Trust

Dated:	6/5/2024

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Themes ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.